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                                                                  EXHIBIT 10.2.1

                          SECURITIES PLEDGE AGREEMENT
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     SECURITIES PLEDGE AGREEMENT (the "Agreement"), dated as of December 21,
1997, between DIANNE DAVID ("Pledgor") and VIRTUAL MORTGAGE NETWORK, INC., a corporation organized and existing under the laws of the State of Nevada (the "Company").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, the Company is the holder of an indemnity agreement dated the date hereof, made by the Pledgor in favor of the Company (the "Indemnity"); and

     WHEREAS, the Pledgor is the legal, beneficial and record owners of shares of Common Stock, par value $.001 per share (the "Pledged Stock") of the Company in the amount set forth on the signature page hereto; and

     WHEREAS, the Pledgor and the Company deem it necessary and advisable to enter into this Agreement so as to secure the Pledgor's obligations under the Indemnity.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Company to accept the Indemnity, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Pledge. The Pledgor hereby pledges to the Company for the benefit of
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the Company all the Pledged Stock and hereby grants the Company a first lien on, and security interest in, such Pledged Stock and in all proceeds thereof as collateral security for the prompt and complete payment and performance when due of all obligations of the Pledgor, now or hereafter existing, under the
Indemnity (all the foregoing being hereinafter called the "Obligations").
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     2.   Stock Dividends, Distributions, etc., with Respect to Pledged Stock.
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If, while this Agreement is in effect, the Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification or any increase or reduction of capital, or issued in connection with any reorganization, reincorporation or merger), option or right, whether as an addition to, in substitution of, or in exchange for any Pledged Stock, the Pledgor agrees that she shall accept and hold the same in trust on behalf of the Company and deliver the same forthwith to the Company in the exact form received, with the indorsement of the Pledgor when necessary and/or with appropriate undated stock powers duly executed in blank, to be held by the Company subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of the Company, shall be paid over to the Company to be held by it in trust as additional collateral security for the Obligations;
and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of the Company or pursuant to the reorganization of the Company, the property so distributed shall be delivered to the Company to be held by its as additional collateral security for the Obligations. All sums of

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money and property so paid or distributed in respect of the Pledged Stock which are received by the Pledgor shall be segregated from the other property or funds of the Pledgor and held by the Pledgor in trust as additional collateral security for the Obligations. So long as no Event of Default, as defined herein, has occurred and is continuing, the Pledgor shall be entitled to retain and use any and all cash dividends paid on the Pledged Stock, except for any sums paid upon liquidation or dissolution as described above.

     3.  Collateral.  All property at any time pledged to the Company hereunder
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(whether described herein or not) and all income therefrom (except cash dividends) and proceeds thereof are herein collectively sometimes called the "Collateral."
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     4.  Voting Rights.  Unless an Event of Default shall have occurred and be
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continuing, the Pledgor shall be entitled to vote the Pledged Stock and to give proxies, consents, waivers and ratification in respect of the Pledged Stock, provided, however, that no vote shall be cast, or consent, waiver or
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ratification given or action taken, which the Pledgor believes in good faith would impair the value of the Collateral or be inconsistent with or violate any provision of this Agreement.

     5.  Rights of The Company.  The Company shall not be liable for failure to
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collect or realize upon the Obligations or any collateral security or guarantee therefor, or any part thereof, or for any delay in so doing, nor shall the Company be under any obligation to take any action whatsoever with regard thereto. If an Event of Default has occurred and is continuing, and if the Company shall have given prior written notice of its intention to do so to the Pledgor, such number of shares of the Pledged Stock as may be necessary to remedy the Event of Default may be registered in the name of the Company or its nominee, and the Company or its nominee may, to the extent permitted by applicable law, thereafter exercise all voting and other rights at any meeting of stockholders of the Company thereto and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Stock as if it were the absolute owner thereof, including, without limitation, the right to exchange at its discretion the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Company or upon the exercise by the Pledgor of any right, privilege or option pertaining to the Pledged Stock, and in connection therewith, to deposit and deliver the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Company may determine, all without liability except to account for property actually received by it, but the Company shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or for any delay in so doing. The number of shares of Pledged Stock to be registered in the name of the Company, as described above, shall be determined by reference to the closing or last sale price on the day such shares are to be registered in the name of the Company of a share of the Company's Common Stock on Nasdaq or the principal exchange upon which the Company's Common Stock is then traded (or, if the Company's Common Stock is not then traded on Nasdaq or an exchange, by reference to the closing bid price in the over-the-counter market, or, if there are no such bids, by determination of the Board of Directors of the Company, acting in good faith). For example, if an Event of Default has arisen as a result of an Obligation in the amount of $1,000,000, and the closing price of a share of Common Stock on

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the day the shares are to be registered in the name of the Company is $10.00, the Company shall only be entitled to register in its name under this Agreement 100,000 shares of Pledged Stock, less any shares of Common Stock to be registered in its name pursuant to similar Securities Pledge Agreements with other pledgors with respect to the same Obligation.

     6.   Remedies. In the event that any portion of the Obligations has been
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declared, or becomes, due and payable, the Company shall, as pledgee of the
Pledged Stock, turn over the Collateral (or portion thereof) in accordance with any court order or settlement agreement in connection with the subject matter of the Indemnity or exercise its rights set forth in Section 5 hereof.

     7.   Representations, Warranties and Covenants of the Pledgor. The Pledgor
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represents and warrants that (a) such Pledgor is the record, legal and beneficial owner of the Pledged Stock as set forth on the signature page hereto, subject to no lien or adverse claim, except the claims described in the Indemnity and the lien created by this Agreement and (b) upon delivery to the Company, the pledge and delivery of such Pledged Stock pursuant to this Agreement creates a valid first lien on and a first perfected security interest in the Pledged Stock, and the proceeds thereof, subject to no other lien. The Pledgor covenants and agrees to defend the right, title and security interest of the Company in and to the Pledged Stock and the proceeds thereof against the claims and demands of all persons whomsoever; and will defend the right to and security interest of the Company in any other property at any time hereafter pledged to the Company as Collateral hereunder.

     8.   No Disposition, etc. The Pledgor agrees that, without the prior
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written consent of the Company, she will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, nor will she create, incur or permit to exist any lien with respect to any of the Collateral, or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Agreement.

     9. Further Assurances. The Pledgor agrees that at any time and from time
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to time upon the written request of the Company, the Pledgor will execute and deliver such further documents and do such further acts and things as the Company may reasonably request in order to effect the purposes of this Agreement.

     10.  Events of Default. If (a) the Pledgor shall default in the due
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performance of her obligations under the Indemnity, or (b) the Pledgor shall become insolvent, or shall make a transfer in fraud of creditors, or shall make any assignment for the benefit of creditors, or shall admit in writing his or its inability to pay his or its debts as they become due, or (c) the Pledgor shall file a petition or an answer under any present or future applicable law or statute of any jurisdiction relevant to bankruptcy, insolvency or other relief of debtors (each such event being an "Event of Default"), then, at any time thereafter the Company may exercise any or all of the remedies provided for hereunder.

     11.  Severability. Any provision of this Agreement which is prohibited or
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unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such

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prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

        12. No Waiver; Cumulative Remedies. No failure to exercise nor any delay
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in exercising on the part of the Company any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege herein preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

        13. Waivers; Amendments. None of the terms or provisions of this
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Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Company. This Agreement and all obligations of the Pledgor hereunder shall be binding upon by the respective heirs, administrators, successors and assigns of the Pledgor.

        14. Governing Law. This Agreement shall be governed by, and construed in
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accordance with, the laws of the State of California, except to the extent that the validity or perfection of the security interest hereunder or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than California.

        15. Termination. This Agreement and the security interest of the Company
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hereunder shall terminate upon the earlier of (a) May 31, 1999, provided that no claim has been made by the Company prior to that date under the Indemnity, (b) the fulfillment by the Pledgor of all of her Obligations under the Indemnity or
(c) termination, satisfaction or release of all claims which were the subject of the Indemnity. At that time the Company shall immediately reassign and deliver to the Pledgor such of the Pledged Stock and any other Collateral (if any) as shall not have been sold or otherwise applied by the Company to satisfy
Indemnity claims.

        IN WITNESS WHEREOF, the Pledgor and the Company have executed and delivered this Agreement on the day and year first above written.

                                   VIRTUAL MORTGAGE NETWORK, INC.


                                   By: /s/ JOHN MURRAY
                                       --------------------------
                                       John Murray, President, Chief Financial
                                       Officer and Chief Operating Officer



1,041,666 Shares                   /s/ DIANNE DAVID
                                   --------------------------
                                   Dianne David